UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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PCM, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Set forth below are copies of several communications first published, sent or given by PCM, Inc. or Insight Enterprises, Inc.  on June 24, 2019.

2

Specific messaging for PCM Teammates

Subject Line: Welcome to Insight.

Marketo Pre-Header: A message from Ken Lamneck and Frank Khulusi

PCM Teammates,

In light of today’s announcement, we wanted to reach out to let you know how excited we are about the opportunity to bring our two companies together. We know you’ll have many questions, and we want to address a few that are likely top of mind for you today.

We’d also like to share just a little about Insight’s business and go-to-market strategy so you can see the potential for all that’s possible once Insight and PCM come together.

Insight has scale and expertise in four solution areas valuable to our mutual clients:

•                  Supply Chain Optimization — Insight helps clients effectively and efficiently acquire all of their information technology assets, leveraging our scale and supply chain expertise. We help our clients invest smarter.

•                  Connected Workforce — Insight helps clients deliver a secure, modern experience to their workforce, driving productivity in the workplace and helping to attract and retain talent in this competitive marketplace. Insight helps our clients work smarter.

•                  Cloud + Data Center Transformation — Insight helps clients optimize, modernize and secure their data center infrastructure and leverage cloud to improve business agility. Insight helps our clients run workloads smarter.

•                  Digital Innovation — Insight leverages innovative applications and emerging technologies to improve clients’ business performance, engage customers and uncover new revenue streams. Insight helps our clients innovate smarter.

Insight’s $7.1 billion business has scale, buying power, and deep partner relationships and alignment that will only serve to augment business in each of the markets where PCM competes today.

Insight is recognized with leading third-party industry designations, including:

•                  2019 Fortune 500, #430

•                  2018 CRN Solution Provider 500, #12

•                  Gartner Magic Quadrant for Managed Workplace Services, North America (third year in a row

•                  2019 Forrester Wave for Midsize Agile Software Development Service Providers

As you become part of Insight, please know we’re committed to continuing your employment, supported by growth and development, just as we provide to all of our teammates who are performing well in our organization.

As an employer, Insight stands out among its peers, with an inclusive culture based on three values: Hunger, Heart and Harmony. These are not words on the wall but are in fact values we see lived each day by teammates as we work with one another, with our partners and with our clients. It’s Insight’s relentless and intentional focus on culture that has earned a number of awards:

•                  Fortune Magazine’s 100 2018 Best Workplaces for Diversity

•                  Fortune Magazine’s 50 Best Places to work in Technology, #23

•                  Phoenix Business Journal Best Places to Work (Extra Large Category, #5)

And in keeping with Insight’s aim to be considered an employer of choice, core health and wellness benefits are market-competitive. Insight also offers some unique and highly valued benefits as well. You’ll be receiving much more information from Insight’s Human Resources team on the topic of benefits throughout 2019, so please keep an eye out.

We hope you’re excited about the possibilities ahead as our teams join together to help our mutual clients. We’re so grateful for the opportunity for our teams to get to know one another in the coming weeks and months, and we look forward to helping our mutual clients’ businesses run smarter together.

For now, please watch this video for a special welcome message from Insight.

Regards,

Ken Lamneck,
President & CEO, Insight Enterprises

Frank Khulusi
Chairman and CEO, PCM, Inc.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight’s or PCM’s subsequent Quarterly Reports on Form 10-Q or set forth in Insight’s or PCM’s other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM’s shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight’s inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight’s inability to successfully integrate PCM’s operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight’s ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation

PCM and its directors are, and PCM’s officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM’s shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM’s directors and executive officers and their ownership of PCM’s common stock is set forth in PCM’s Form 10-K/A filed with the SEC on April 30, 2019 (PCM’s “Form 10-K/A”).  To the extent that holdings of PCM’s securities have changed since the amounts printed in PCM’s Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Client Message

Sent to PCM Clients by PCM

Subject Line: An Important PCM Announcement

Pre-Header: A message from PCM Chairman and CEO, Frank Khulusi

Valued Clients,

For more than 32 years, our clients have counted on us to deliver quality technology products, software and services. We appreciate your business and the confidence you’ve placed in us as your go-to resource for technology from our leading partners.

Early this morning, we announced that PCM has entered a definitive agreement to be acquired by Insight Enterprises, Inc. They are a well-respected, $7.1 billion global solution provider with deep expertise across multiple technology areas. As a valued client, I am excited to share this news with you.

We will continue providing you the high level of service that you’ve come to expect from us and the technology your business needs. Upon closing our combination with Insight, we will further be able to provide you the enhanced strength of the solution offerings of the combined company. With our longstanding relationships and expertise in the public sector, commercial mid-market and global enterprises, together, we’ll be able to provide comprehensive products, services and solutions for all of your technology needs.

On behalf of PCM, we appreciate your business and the trust you have placed in our team. When the transaction closes, we’ll share more about our combined capabilities and the opportunity it creates for your business.

Frank Khulusi,
Chairman and CEO, PCM, Inc.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in

Insight’s or PCM’s subsequent Quarterly Reports on Form 10-Q or set forth in Insight’s or PCM’s other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM’s shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight’s inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight’s inability to successfully integrate PCM’s operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight’s ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation

PCM and its directors are, and PCM’s officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM’s shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM’s directors and executive officers and their ownership of PCM’s common stock is set forth in PCM’s Form 10-K/A filed with the SEC on April 30, 2019 (PCM’s “Form 10-K/A”).  To the extent that holdings of PCM’s securities have changed since the amounts printed in PCM’s Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

PCM & Insight FAQ

We are excited about the recent announcement of Insight’s agreement to acquire PCM! We know there are likely to be many questions from both Insight and PCM teammates. While we may not have all of the answers just yet, we have collected in this document a number of the most frequently asked questions we anticipate.

Please stay tuned as we work through exactly how we’ll merge our organizations together after the closing and thank you for reading.

About PCM

1. Q. Why PCM?

A. PCM’s expertise providing IT products, services and solutions to businesses, government agencies, educational institutions, and healthcare facilities, is a natural complement to Insight’s core business.

2. Q. What can you tell me about PCM?

A. PCM is a multi-vendor provider of technology solutions, including hardware, software and services to small, medium and enterprise businesses, state, local and federal governments and educational institutions across the United States, Canada and the United Kingdom. PCM, based in El Segundo, California, generated net sales of approximately $2.2 billion in 2018.

3. Q. How does PCM complement Insight’s business?

A. Together, we will become a company with more than $9 billion in net sales, more than 11,000 teammates globally, serving more than 150,000 clients spanning public sector, commercial mid-market and global enterprises.

PCM will add $178 million in additional consulting, technical and managed services sales to Insight’s already strong services platform. PCM’s services span Insight’s Supply Chain Optimization, Connected Workforce and Cloud + Data Center Transformation solution areas, and include offerings such as security and cloud consulting, technical deployments, and cloud and data center hosting services.

The greater resources and client base will also further strengthen Insight’s key partnerships with Microsoft, Apple, Cisco, Dell, HPI, HPE, Lenovo and VMware. Together, we’ll be able to offer our partners an even stronger salesforce globally, with an increased footprint in the United States, Canada and the United Kingdom.

4. Q. What will PCM add to Insight’s business in terms of sales mix?

A. In 2018, PCM reported 12% of its sales to United States public sector clients, or approximately $260 million. United States commercial sales were 76% of the total at $1.6 billion, while Canada and the United Kingdom accounted for 12% of consolidated sales.

We are excited about:

•                  adding $1.6 billion of additional scale into Insight’s mid-market and corporate business.

•                  growing Insight’s position in the public sector, particularly the state, local and education market where PCM adds about $180 million in sales and leads with software. In the SLED space, our strengths are hardware and services, so the PCM acquisition is quite complementary.

•                  Adding scale to Insight’s current business in Canada, increasing it by about 70% in incremental net sales.

•                  adding a unique operational delivery model via PCM’s captive offshore shared service center in Manila.

•                  adding additional scale to Insight’s already strong United Kingdom business, including new hardware, software and services sales.

About Insight

5. Q. What can you tell me about Insight?

A. Insight is a global IT solutions provider, offering hardware, software, cloud and services solutions that help businesses run smarter. We proudly redefine IT as Intelligent Technology™ solutions for commercial and public sector businesses of all sizes, from small businesses all the way up to very large corporate environments — helping them keep their business systems, processes and equipment running optimally.

Our website is a great place to learn about company initiatives and news stories. Visit the site to learn more about Insight’s purpose and values, our history, and how the completeness and uniqueness of our four solution areas gives us a competitive advantage.

Merger

6. Q. What do you mean by merger?

A. By merger, we simply mean “joining forces.” Until the transaction closes, Insight and PCM will continue to operate as separate, independent companies, competing vigorously, and we will work with our respective customers and partners as usual.

After closing of the transaction, we will begin integrating processes, systems, organizational structures and cultures.  We understand this integration item is critical to all of you, and it will be our top priority to assess and process map to determine the appropriate timetables. We will provide updated information as we work together to design and finalize this plan and timeline.

Leadership for both organizations will play an active and important role in determining the best way bring our two organizations together and the timetable to do that. Our intent will be to preserve, protect and develop the best of both organizations in this process.

7. Q. Will there be changes to any current office locations?

A. After closing, our IT team will be working to update infrastructure to support teammates in all PCM locations. Any updated plans will be communicated.

8. Q. Who is involved in efforts to join forces?

A. After the closing of the transaction, there will be a team comprised of PCM and Insight leadership and teammates leading the efforts of our two teams joining forces.

9. Q. What is the timing for full integration of the two companies?

A. Some processes will remain unchanged through the end of 2019, but we’ll begin planning for changes immediately and will phase them in as appropriate after closing. Due to the size and complexity, the integration may take several quarters to complete, with detailed plans to be developed soon.

We will be working towards thoughtful and intentional integration of both of our organizations and our cultures, and leadership from both Insight and PCM will play a key role in this.

10. Q. Will there be organizational changes?

A. No changes are expected in the organization until after closing in a few months. Prior to the close, we will be getting to know PCM, its teammates and their responsibilities.

We acknowledge that you will have many questions in the hours and days ahead. The nature of this transaction as two publicly traded companies has restricted our ability to share information, and will continue to do so in certain areas until close.

11. Q. When and how will our current clients be notified of the transition?

A. Until the formal closing in a few months, Insight and PCM will be responsible for communicating directly to our respective clients and that is underway.

12. Q. When and how will our partners be notified of the transition?

A. Just as with clients, until the formal closing in a few months, Insight and PCM will be responsible for communicating directly with our respective partners about the transition, while we each continue to operate in the ordinary course of business.

13. Q. If my clients ask about the merger, what should I say?

A. You may tell your clients that Insight and PCM have entered into a definitive agreement whereby Insight will be acquiring PCM in a few months. Please refer your clients to the press release and our website. Clients will, of course, be very interested in any impact on their current relationship, and it is our intent to not only maintain a positive relationship but to grow and develop it further when the organizations come together.

14. Q. When will the transaction close?

A. We believe the transaction will close in second half, 2019, subject to regulatory approvals and closing conditions. Please refer to the press release for further information.

15. Q. How will you keep us updated on integration activities?

A. At this time, we’re required to refrain from engaging inappropriately with the PCM teammates. Because Insight and PCM are both publicly traded companies, this transaction is subject to a favorable vote of PCM’s shareholders and regulatory review and approval, which could take a few months.

You will receive updates from us as we reach key milestones as soon as is reasonably possible. We understand that some of this may be uncertain for you, and we are committed to sharing everything we can as soon as reasonably possible.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight’s or PCM’s subsequent Quarterly Reports on Form 10-Q or set forth in Insight’s or PCM’s other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM’s shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight’s inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight’s inability to successfully integrate PCM’s operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight’s ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation

PCM and its directors are, and PCM’s officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM’s shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM’s directors and executive officers and their ownership of PCM’s common stock is set forth in PCM’s Form 10-K/A filed with the SEC on April 30, 2019 (PCM’s “Form 10-K/A”).  To the extent that holdings of PCM’s securities have changed since the amounts printed in PCM’s Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Subject Line: PCM announces plans to be acquired by Insight.

Market Pre-Header: A message from Jay Miley

[First Name or Valued Partner],

For more than 32 years, our clients have counted on us to deliver quality technology products, software and services. We appreciate the partnership with you that allows us to be our clients’ go-to resource for technology.

Early this morning, we announced that PCM has entered a definitive agreement to be acquired by Insight Enterprises, Inc., a well-respected, $7.1 billion global solution provider with deep expertise across multiple technology areas.

The union of our two strong organizations creates one of the most comprehensive offerings in the IT industry and has the potential to generate tremendous opportunities for you.

A broadened client base

The combination will bring thousands of new clients, spanning public sector, commercial mid-market and global enterprises. And, we know these clients are in need of the more complex solutions which together we can better deliver.

A more robust, global salesforce

PCM and Insight will have more than 7,500 client-facing teammates in the combined organization, consisting of sales and pre-sales teammates as well as technical architects, engineers, consultants and service delivery teammates.

Additional solutions and service support

The integration of Insight’s and PCM’s consulting, technical and managed services offerings will provide our combined clients access to deeper technical skills than either company offers alone.

This acquisition brings with it a lot of promise, though it is important to realize we are just at the beginning, and it is subject to the timeline of regulatory approvals and closing conditions. Through this process, be assured that our services, support and commitment to our clients, teammates, and you, our partner, remain the same.

We value our relationship with you and appreciate the confidence you place in us. We’re excited to work with you to maximize this opportunity and further grow our partnership.

Jay Miley

President

PCM

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight’s or PCM’s subsequent Quarterly Reports on Form 10-Q or set forth in Insight’s or PCM’s other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM’s shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight’s inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight’s inability to successfully integrate PCM’s operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight’s ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the

SEC’s website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation

PCM and its directors are, and PCM’s officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM’s shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM’s directors and executive officers and their ownership of PCM’s common stock is set forth in PCM’s Form 10-K/A filed with the SEC on April 30, 2019 (PCM’s “Form 10-K/A”).  To the extent that holdings of PCM’s securities have changed since the amounts printed in PCM’s Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

Ken Lamneck: Video Script for PCM Teammates

On-Screen Text:

Welcome, PCM Teammates

Caption:

Ken Lamneck
President and CEO, Insight Enterprises

Hello, and welcome to our PCM teammates. As you’ve learned by now, Insight has announced a definitive agreement to bring our business together with PCM, and we’re very excited about the favorable outcomes we expect from this combination.

You may just be getting to know more about Insight and our thirty-one year history, but I wanted to share a little about our position in the industry.

On-Screen Text:

A well-respected global systems integrator with deep expertise across several technology areas

Insight has transformed our business from a value-added reseller to a well-respected global systems integrator with deep expertise across multiple technology areas that provide our clients with significant value.

We know, of course, that the tech industry is an ever-dynamic space. More and more, our clients demand end-to-end solutions based on real business outcomes. This is a big part of the reason we’re so excited about our two companies coming together: The combination with PCM expands our opportunity to grow share within our four solution areas by adding to our client portfolio — So we’re adding new clients, additional sales resources and additional services capabilities.

On-Screen Text:

We build meaningful connections to help businesses run smarter.

We look forward to teaming with you to deliver compelling solutions to more clients across more geographies.

At Insight, our purpose is to build meaningful connections to help businesses run smarter. With the incredible legacy PCM brings in terms of deep, lasting client relationships, together, we’ll be able to deliver the compelling technology solutions that are in high demand to even more clients, and across more geographies.

As you get to know us over the coming weeks and months, I believe you’ll notice very quickly that Insight’s culture is second to none. We pride ourselves on living our three values … Hunger, Heart and Harmony … in everything we do.

•                  And when we talk about Hunger, we talk about that insatiable desire to truly win with our clients.

•                  And Heart, our business is all about our people and the solutions that we deliver. Additionally in Heart, being a public company, we’ve got a responsibility to make the communities we live in a better place.

•                  And when we talk about Harmony, it’s really all about the team. This is the best team sport there is. It certainly requires everybody pulling together to really pull off the success that our clients truly need.

Our culture and our values are also reflected very well in the industry, and we were humbled to receive several significant recognitions this year. Among them, we were named in the Fortune 100 Best Workplaces for Diversity, #23 on Fortune’s 50 Best Workplaces in Technology, and right here in our own backyard, we were named #5 in the Phoenix Business Journal for Best Places to Work.

You’ll hear more in a moment from our Insight North America President, Steve Dodenhoff, but to learn more about Insight’s four solution areas and our capabilities there, and anything you want to learn about our culture and values, please spend some time on our insight.com home page.

In closing, I just want to take a few moments to review the guiding principles that will govern our actions and planning as we prepare for this transition. We’re committed to these key priorities:

•                  One is, we want to extend a warm welcome to PCM teammates and clients to our unique Insight culture and values.

•                  Second, be as transparent as we’re able to with all the Insight and PCM teammates about the forthcoming events.

•                  Third, we’ll ensure the cores of both organizations remain focused and continue to compete vigorously in the marketplace during the time before closing, and

•                  Lastly, creating the right alignment of the combined companies to maximize the opportunities to deliver Intelligent Technology Solutions™ to our newly combined client base, providing them with an excellent client experience.

While today marks an important milestone, at this time, please remember that because Insight and PCM are both publicly traded companies, this transaction is subject to a vote of PCM’s shareholders and regulatory review and approval, and that could take a few months. Until that time, we will not be able to communicate directly with you.

We know there will be naturally lots of questions that you have as this announcement gets further downstream. And I hope you’re excited about the incredible possibilities that lie ahead of all of us. There’s never been a better time to work in our industry, and the combination of our companies will enable greater reach for us to deliver our collective clients the meaningful solutions they need to run smarter.

So thanks for listening, and we look forward to talking to you soon.

Steve Dodenhoff: Script for PCM Teammate Video

Caption:

Steve Dodenhoff

President, Insight North America

•                  Hi, and again, welcome to our PCM teammates. As Ken shared, we’re excited about the recent announcement of PCM and Insight joining forces.

•                  Something you’ll hear us talk a lot about at Insight is our deep understanding of our clients’ challenge to not only manage their businesses today, but make the right investments to keep pace with the rapid rate of transformation required to stay competitive for the future.

•                  To address these needs, Insight’s go-to-market strategy is centered around four specific solution areas: Supply Chain Optimization, Connected Workforce, Cloud + Data Center Transformation and Digital Innovation.

•                  Together, we’ll have additional breadth and scale to meet our clients’ Supply Chain needs. Insight will also deliver additional value to PCM clients through our solution area services at a time when customers increasingly need full-service systems integrators to help them transform for the future.

•                  To support our go-to-market strategy, Insight has a strong operational platform that includes scalable IT and e-commerce systems, smart logistics and procurement processes, and robust digital marketing capabilities, all backed by a culture of continuous business process transformation and automation.

On-screen Text:

Scalable IT and e-commerce systems, Smart logistics and procurement processes, Robust digital marketing capabilities
Backed by a culture of continuous business process transformation and automation

•                  Coupled with the best-in-class systems, tools and processes Insight has in place, the addition of PCM to Insight will equip us to bring these solutions to an even broader client base.

On-screen Text:
Teaming with PCM equips us to deliver these solutions to an even broader client base.

•                  And PCM will add significant scale to our current Canadian business increasing it by almost 70% in incremental net sales. This is a great addition to our North American business, and we look forward to providing even more clients the solutions they need as we expand our reach.

•                  In addition to the opportunity to reach our collective clients with the solutions they need, we also believe there’s an opportunity to leverage Insight’s strong relationships with our partner community to maximize the combination of our two organizations.

•                  The greater resources and client base will further strengthen our key partnerships with partners like Microsoft, Apple, Cisco, Dell/EMC, HPI, HPE, Lenovo and VMware. Together, we’ll be able to offer our partners an even stronger salesforce.

To echo Ken’s comments, this is a great time to be a part of our industry. Just as a reminder that because Insight and PCM are both publicly traded companies, this transaction is subject to a vote of PCM’s shareholders and regulatory review and approval, which could take a few months.

We look forward to getting to know you over the coming weeks and months. Please keep an eye out for additional communication about what’s next, and we’ll talk again soon.

On-screen Text: Thank you for watching.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight’s or PCM’s subsequent Quarterly Reports on Form 10-Q or set forth in Insight’s or PCM’s other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM’s shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight’s inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight’s inability to successfully integrate PCM’s operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight’s ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements.  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made.  Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger.  Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger.  PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600.

Participants in the Solicitation

PCM and its directors are, and PCM’s officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM’s shareholders with respect to the Merger described in the Proxy Statement.  Information about PCM’s directors and executive officers and their ownership of PCM’s common stock is set forth in PCM’s Form 10-K/A filed with the SEC on April 30, 2019 (PCM’s “Form 10-K/A”).  To the extent that holdings of PCM’s securities have changed since the amounts printed in PCM’s Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger.  Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight’s 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.

A Special Announcement June 24, 2019

PCM is combining with Insight. Strengthens position as a market-leading IT solutions provider with global scale and deep technical talent.

Insight and PCM: Strategic Rationale A significant, strategic and powerful combination that supports Insight’s strategy. Expands the joint footprint in United States, Canada and the United Kingdom Adds more than 2,700 additional sales and technical resources to Insight’s business (over 7,500 client-facing teammates worldwide combined) Expands Insight’s position in the mid-market Adds the ability to leverage Insight’s marketing engine and solution area offerings across the expanded joint client base Strengthens our position with key partners

Why we’re excited about Insight World-Class Resources, Emerging Company Feel Culture & Connections Industry Credibility Expanded Global Footprint Combined Capabilities

Get to Know Us Who is Insight?

Insight at a glance 19 countries Operations in GLOBAL REACH serving clients around the globe 7,400+ Insight teammates worldwide ENGAGED WORKFORCE 4,800+ sales and service delivery professionals BROAD EXPERTISE $7.1B FINANCIAL STABILITY 1,800+ deep technical resources (U.S. only) KNOWLEDGE

Insight is highly regarded by its teammates. CEO Approval Rating: 90% Positive Net Promoter Score (NPS) Results Current Employee Rating: 3.8

Insight is highly regarded in our industry. Fortune 500 #430 (2019) Fortune 100 Best Workplaces for Diversity Phoenix Business Journal #5 Best Places to Work (Extra Large Business) #12 500 #23 on Fortune 50 Best Workplaces in Technology Gartner Magic Quadrant for Managed Workplace Services, North America (third year in a row) Forrester Wave for Midsize Agile Software Development Service Providers (2019)

We live by our core values.

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2018 Insight Direct USA, Inc. All Rights Reserved. 10

The Insight strategy Supply Chain Optimization Invest smarter. Connected Workforce Work smarter. Cloud + Data Center Transformation Run workloads smarter. Digital Innovation Innovate smarter.

Insight’s culture & values in action Bring Your Dog to Work Day Bring Your Kid to Work Day Worldwide Fuchsia Fest

PCM Initial Details

Why we’re excited about PCM Opportunity to Share Values Incredible Capabilities & Scale Expanded Global Footprint Solution Area Expertise Hunger Heart Harmony Additional Sales & Technical Resources Expanded Mid-Market Position Access to large base of new clients Alignment with: Supply Chain Optimization Connected Workforce Cloud + Data Center Transformation

Our combined strengths: PCM value Mid-Market & Corporate Business Scale Public Sector Growth Significant Increase in Canadian Business Unique Operational Model United Kingdom Expansion $1.6B

Our combined strengths: Canada Significant increase in scale 300+ technical and service-delivery teammates in-market Offices in Toronto, Calgary, Edmonton, Vancouver Combined company would have been approx. $750M CDN and ranked #3 in Canada, according to CDN Top 100 2018 Combined company for Insight Canada (ICA) is >750 teammates The PCM Montreal team is equivalent of Insight Direct Canada (IDC) – 150 teammates Insight would gain advantage of PCM Cisco Gold Certification Stratiform – Cloud/security/Microsoft consulting expertise based in Calgary

Insight + PCM UK – Our Combined Strength DEEP PORTFOLIO & RELATIONSHIPS 3,000+ hardware, software and cloud partners ENGAGED WORKFORCE 1,000+ teammates ENHANCED SERVICE CAPABILITIES 600+ sales and service delivery professionals 20,000+ ACTIVE CLIENTS SMB through to global and Public Sector organisations OPERATIONS IN 7 locations Sheffield, Uxbridge, Slough, Manchester, Wellingborough, Liverpool, Glasgow

Timeline and Next Steps Now and Post-Close

What to know about our next steps Sharing Best Practices Insight's Strong Global Brand Integration Planning

Today 2H 2019 Maintain continuity for clients Integration planning Expected Close Quiet Period Anticipated timeline

Leadership Who’s Running Things

Leadership Together, the Insight and PCM executive teams will shape the future of our joint organization.

Insight’s organization Ken Lamneck President & CEO, Insight Enterprises Glynis Bryan Chief Financial Officer, Insight Enterprises Wolfgang Ebermann President, Insight EMEA Mike Morgan VP & Managing Director, Insight APAC Jeff Shumway Chief Information Officer, Insight Enterprises Sam Cowley General Counsel, Insight Enterprises Steve Dodenhoff President, Insight North America Jen Vasin SVP, Human Resources, Insight Enterprises Mike Gaumond SVP, Global Transformation Mike Gaumond SVP, Global Transformation, Insight Enterprises

Priorities in the Transition Important Details

Goals for this merger Key Priorities Extend a warm welcome to PCM teammates and clients to our unique Insight experience and culture. Be as transparent as able (given regulatory limitations) with all Insight and PCM teammates about forthcoming events. Ensure the core of both organizations remain focused and continue to compete vigorously in the marketplace during the time before closing. Create the right alignment of the combined companies to maximize the opportunities to deliver Intelligent Technology Solutions™ to our newly combined client base, providing them with an excellent client experience.

What to expect Reminders for ALL Teammates Do operate in the ordinary course. This means Insight and PCM will continue to operate completely separately. Do continue to provide a great customer experience for your clients and raise concerns of conflict with the leadership team. Do not reach out or contact Insight teammates. Do not schedule introductory meetings or “meet and greets.” Do not share competitive information at all. Do not proactively connect via LinkedIn or other social media. Do initiate social media connections after the transaction closes. Do not add to or alter any announcement communications or reference materials in any way per SEC regulatory compliance guidelines.

Important Information Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions. These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Insight's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, in PCM's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, set forth in Insight's or PCM's subsequent Quarterly Reports on Form 10-Q or set forth in Insight's or PCM's other filings with the SEC and (ii) any of the following: the failure of Insight to obtain the financing anticipated to consummate the Merger; the failure to consummate or a delay in the consummation of the Merger for other reasons; the timing to consummate the Merger; the risk that a condition to the consummation of the Merger, including the receipt of any required regulatory approvals, may not be satisfied or waived; the failure of PCM's shareholders to approve the Merger; unexpected costs or liabilities in connection with the consummation of the Merger; Insight's inability to achieve expected synergies and operating efficiencies as a result of the Merger, whether within the expected time frames, without undue difficulty, cost or expense, or at all; Insight's inability to successfully integrate PCM's operations into its own, whether within expected time frames, without undue difficulty, cost or expense, or at all; the level of revenues following the transaction, which may be lower than expected; operating costs, customer loss and business disruptions arising from the Merger and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; uncertainties surrounding the transaction; the outcome of any legal proceedings related to the transaction; other adverse economic, business, and/or competitive factors; risks that the pending transaction distracts the management of Insight or PCM or disrupts current plans and operations; Insight's ability to retain key PCM and Insight employees; and other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all. All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither Insight nor PCM undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date. Additional Information and Where to Find It In connection with the Merger, PCM will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”), as well as other relevant materials regarding the Merger. Following the filing of the definitive Proxy Statement with the SEC, PCM will mail the definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger. PCM SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER MATERIALS RELATING TO THE MERGER (AND ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement, the preliminary proxy statement and other relevant materials regarding the Merger (when they become available), and any other documents filed by PCM with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at PCM’s investor website (http://investor.pcm.com or by writing or calling PCM at Office of the Secretary of the Company, 1940 E. Mariposa Avenue, El Segundo, CA 90245 or (310) 354-5600. Participants in the Solicitation PCM and its directors are, and PCM's officers and Insight and its directors and officers may be deemed to be, participants in the solicitation of proxies from PCM's shareholders with respect to the Merger described in the Proxy Statement. Information about PCM's directors and executive officers and their ownership of PCM's common stock is set forth in PCM's Form 10-K/A filed with the SEC on April 30, 2019 (PCM's “Form 10-K/A”). To the extent that holdings of PCM's securities have changed since the amounts printed in PCM's Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger. Information about the directors and executive officers of Insight is set forth in the proxy statement for Insight's 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2019.